UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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|_|  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            NANOMETRICS INCORPORATED
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                            NANOMETRICS INCORPORATED

                               1550 Buckeye Drive
                           Milpitas, California 95035

                                  May 20, 2004

                               -------------------

                          SUPPLEMENT TO PROXY STATEMENT
                                       FOR
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 26, 2004

                               -------------------

     This Supplement amends the Notice of Annual Meeting of Shareholders dated April 23, 2004 and the accompanying Proxy Statement (the "Proxy Statement") furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Nanometrics Incorporated, a California corporation (the "Company"), for use at its 2004 Annual Shareholders Meeting (the "Meeting"), to be held on May 26, 2004 at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California 95035, and at any adjournment or postponement of the Meeting.

     The information contained in this Supplement should be read in conjunction with the Proxy Statement. There is no change in the time or place of the Meeting or the record date to determine shareholders entitled to notice of and to vote at the Meeting.

     Change in the Number of Directors

     On May 14, 2004, Mircea V. Dusa, who was appointed to the Board on April 14, 2004 to fill a vacancy, informed the Board that for personal reasons he had determined not to stand for re-election and resigned from the Board. The Board has determined not to nominate a substitute nominee.

     Consequently, the Meeting's purpose will be:

     1. To elect six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected.

     2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 1, 2005.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Mr. Dusa is no longer a nominee for election to the Board. All of the other nominees listed in the Proxy Statement have consented to serve if elected.

     No new proxy card is enclosed with this Supplement or distributed to the shareholders. A card was delivered to the shareholders along with the Proxy Statement and that proxy card may still be used. A vote "For" the nominees listed on the proxy card will not be considered as a vote for Mr. Dusa since he is no longer a nominee and has indicated that he will not serve if elected.

     Shareholders are encouraged to direct any questions about this Supplement or how to complete and return proxy cards to the Secretary of the Company at
(408) 435-9600.

                                                              Vincent J. Coates
                                                              Secretary

     Milpitas, California
     May 20, 2004